UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2019

ETHEMA HEALTH CORPORATION

f/k/a GREENESTONE HEALTHCARE CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	000-15078	84-1227328
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

810 Andrews Avenue

Delray Beach, Florida 33483

(Address of principal executive offices)

(561)	450-7679

(Registrant’s telephone number, including

area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 15, 2019, Ethema Health Corporation, a Colorado corporation, f/k/a/ GreeneStone Healthcare Corporation (the “Company”) closed on a private offering (the “Private Offering”) to raise USD$282,000.00 in capital. Pursuant to the Private Offering, the Company issued one convertible promissory note (the "Note"), bearing a principal amount of USD$282,000.00 in total, to Labrys Fund LLC (the “Investor”).

Unless otherwise provided for in the Note, the Note bears a 10% interest rate and matures 180 days from the date of issuance, on January 11, 2020 (the “Maturity Date”). The Investor has conversion rights under the Note, from time to time and at any time after 180 days from the Note issuance date, to convert all or any part of the outstanding and unpaid principal amount of the Note into fully paid and non-assessable shares of the Company’s common stock, subject to various other terms and conditions specified in the Note. The Company has the right to pay off the Note prior to 180 days from the start of the Note by paying the outstanding principal and interest and prepayment penalties specified in the Note.

The Note was offered and issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act, as provided in Rule 506 of Regulation D promulgated thereunder. The Note, and the shares of common stock issuable upon exercise of the conversion features of the Note, have not been registered under the Securities Act, or any other applicable securities laws, and unless so registered may not be offered or sold in the United States, except pursuant to an exemption from the registration requirements of the Securities Act.

The proceeds raised in the Private Offering have been used to cover operational costs for the Company.

The foregoing description of the Note does not purport to be complete and is qualified in its entirety by reference to the form of the Note, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. In acquiring the Note, the Investor made representations to the Company that it met the accredited investor definition of Rule 501 of the Securities Act, and the Company relied on such representations. The Note was offered and sold without registration under the Securities Act, in reliance on the exemptions provided by Section

4(a)(2) of the Securities Act, as provided in Rule 506 of Regulation D promulgated thereunder, and in reliance on similar exemptions under applicable state laws.

The offering of the Note was not conducted in connection with a public offering, and no public solicitation or advertisement was made or relied upon by the Investor in connection with the offering. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

Item 9.01 Financial Statements and Exhibits

(d)              Exhibits. The following exhibit is furnished with this report:

Exhibit No.	Exhibit Description
10.1	Form of Convertible Promissory Note, dated July 15, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2019	By: /s/ Shawn E. Leon
Name: Shawn E. Leon
Title: CEO

Exhibit No.	Exhibit Description
10.1	Form of Convertible Promissory Note, dated July 15, 2019